Exhibit 99.1

Gryphon Digital Mining Reports Fourth Quarter and FY 2024 Financial Results

Transformative year for the Company, in which it:

●	Began listing on the NASDAQ

●	Strengthened its leadership team

●	Strengthened its Balance Sheet

●	Enjoyed key financial improvements in Q4

LAS VEGAS, NV / Gryphon Digital Mining (Nasdaq: GRYP) ("Gryphon," the "Company," "we," "our," and "us"), an innovative venture in the bitcoin, high performance computing (“HPC”) and AI space today reported financial results for its quarter and year ended December 31, 2024.

Steve Gutterman, CEO of Gryphon Digital Mining commented:

“2024 was transformative for the company. In February, we went public on the NASDAQ. In September and October, we strengthened our management team by changing CEOs, retaining our CFO, adding a VP of Energy and adding key members to our Board.

"Since bolstering our leadership team, we have had an incredibly productive fourth quarter of 2024 and year to date. During that time, we have undertaken a series of deliberate and transformative steps to reshape our Company by way of, among others, a debt refinancing, adding key expertise, successfully raising capital, including a financing round in which members of both our management and board participated, and, most significantly, executing a definitive agreement for an HPC/AI asset in Alberta, called Captus Energy, which we believe is scalable to 4GW (the “Captus Energy Acquisition”).

“By our key metrics, we exited the fourth quarter of 2024 in a substantially stronger financial position than we entered it. During the fourth quarter we:

●	increased cash and cash equivalents from $368k to $735k;

●	increased equity and reduced liabilities by $13 million by converting debt to equity;

●	improved accumulated shareholder’s equity from a deficit of ($18.9m) to a deficit of ($7.0m); and

●	improved the average trading volume of our stock from approximately 249,000 shares per day in the third quarter of 2024 to approximately 874,000 shares per day in the fourth quarter.

“These improvements have allowed us to focus on closing the Captus Energy Acquisition, which we believe represents a billion-dollar opportunity. Once closed, we feel the Captus Energy Acquisition will position us to deliver exceptional value to our shareholders by marking the start of an exciting new chapter for the Company. As we look ahead, we are focused on closing the Captus Energy Acquisition and then advancing development of the asset, delivering on key milestones, and unlocking the full potential of our portfolio to drive shareholder returns.”

Fourth Quarter 2024 and Recent Highlights

●	Closed a non-brokered $2.85 Million offering with 100% management and majority board participation.

●	Announced a definitive agreement for an HPC/AI asset in Alberta scalable to 4GW, announced January 10, 2025.

●	Reduced total debt by over 70%, with the conversion of $13 million of Anchorage Digital’s debt into equity and pre-funded warrants, restructured $5 million remaining debt with favorable terms, granted Anchorage warrants for 2 million shares at $1.50/share, and welcomed Anchorage as our largest shareholder with a seat on the Board.

●	Appointed energy industry veteran Eric Gallie as Senior Vice President of Energy Strategy.

●	Mining revenues were $3.845 million for the fourth quarter of 2024, compared to $3.689 million for the third quarter of 2024.

●	Breakeven Cost[1] per Bitcoin in the fourth quarter of 2024 was $75,872, compared to $23,902 in in the fourth quarter of 2023. The company continues to be focused on Breakeven Costs, which we believe is the best measure of what it costs to mine bitcoin on an operating basis, as opposed to sharing only electricity costs, which leaves out the other costs of mining.

●	The Company recognized net income of $0.4 million in the fourth quarter of 2024, which includes net non-cash expenses of ($2.4) million. Net non-cash expenses consisted of items including: depreciation, employee stock-based compensation expense, fair market value of common stock issued to consultants, gain on restructuring of bitcoin denominated note payable, unrealized (gain) loss on marketable equity securities, change in the fair value of notes payable and unrealized gain on digital assets. This compares to a net loss in fiscal 2023 of ($11.0) million, which includes net non-cash expenses of $9.0 million.

●	The Company mined approximately 61 and 176 Bitcoin in the fourth quarters of 2024 and 2023, respectively.

●	The Company continues to focus on tight operational controls. During fiscal 2024, cash payroll expenses as a percentage of revenue was 6.5%, below the Company’s target of 10% or lower.

Balance Sheet Highlights as of December 31, 2024

Assets

●	Cash and cash equivalents: $0.7 million

●	Bitcoin: $1.0 million

●	Total current assets: $2.3 million

●	Total mining assets (including deposits & intangible assets): $3.6 million

●	Total assets: $7.6 million

(1)	The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total Bitcoin generated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 48 and 164 Bitcoin in the fourth quarter ended December 31, 2024 and 2023, respectively.

(2)	The Company defines adjusted EBITDA as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) depreciation and amortization, (2) interest expense, (3) income tax expense (benefit) and (4) adjustments for non-cash and non-recurring items which currently include (i) stock compensation expense, (ii) change in fair value of notes payable (iii) gain on restructuring of bitcoin denominated note payable and (iv) unrealized (gain) loss on marketable equity securities.

Liabilities and Stockholders' Equity

●	Current liabilities: $9.3 million

●	Total liabilities: $14.6 million

Conference Call Information

Date: March 31, 2025
Time: 4:30 PM Eastern Time
Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 626037

Webcast: https://www.webcaster4.com/Webcast/Page/3030/52196

Conference Call Replay Information

Toll Free: 877-481-4010

International: 919-882-2331

Replay Passcode: 52196

Webcast replay: https://www.webcaster4.com/Webcast/Page/3030/52196

Non-GAAP Figures

In addition to our results determined in accordance with GAAP, the Company also provides adjusted EBITDA and Breakeven Costs, which are non-GAAP measures. Each of these are not financial measures of performance under GAAP and, as a result, these measures may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. These non-GAAP measures are not meant to be considered in isolation and should be read only in conjunction with our Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K as filed with the Securities and Exchange Commission. Management uses Adjusted EBITDA and Breakeven Costs as a means of understanding, managing, and evaluating business performance and to help inform operating decision making. The Company relies primarily on its condensed consolidated financial statements to understand, manage, and evaluate our financial performance and uses the non-GAAP financial measures only supplementally. Reconciliations for each of these non-GAAP measures to the nearest GAAP financial measures are provided below.

Breakeven Analysis

	2024	2023
Mining revenues	$20,539,000	$21,052,000
Bitcoin mined	334	739
Value of one mined bitcoin	$61,494	$28,487
Cost of revenues (excluding depreciation)	$15,818,000	$13,462,000
Cost to mine one bitcoin	$47,359	$18,217
Total Bitcoin Equivalent Coins Generated (Total BTC Equivalent)*	334	771
Breakeven of Total BTC Equivalent	$47,359	$17,460

*	Amount represents Bitcoin plus MSA BTC Equivalent listed below in table

Gryphon Digital Mining, Inc.

Adjusted EBITDA

For the year ended December 31,

	2024	2023
Reconciliation to Adjusted EBITDA:
Net loss	$(21,300,000)	$(28,599,000)
Exclude: Depreciation	11,179,000	14,958,000
Exclude: Interest expense	915,000	758,000
EBITDA	(9,206,000)	(12,883,000)
Non-cash/non-recurring operating expenses:
Exclude: Stock based compensation expense	1,588,000	(152,000)
Exclude: Change in fair value of notes payable	8,058,000	13,297,000
Exclude: Gain on restructuring of bitcoin denominated note payable	(6,248,000)	-
Exclude: Unrealized (gain) loss on marketable equity securities	288,000	(168,000)
Adjusted EBITDA	$(5,520,000)	$94,000

Gryphon Digital Mining, Inc.

Adjusted EBITDA

For the three months ended December 31,

	2024	2023
Reconciliation to Adjusted EBITDA:
Net loss	$401,000	$(7,215,000)
Exclude: Depreciation	1,744,000	4,067,000
Exclude: Interest expense	7,000	162,000
EBITDA	2,152,000	(2,986,000)
Non-cash/non-recurring operating expenses:
Exclude: Stock based compensation expense	1,143,000	392,000
Exclude: Change in fair value of notes payable	969,000	(1,342,000)
Exclude: Gain on restructuring of bitcoin denominated note payable	(6,248,000)	-
Exclude: Unrealized (gain) loss on marketable equity securities	(5,000)	75,000
Adjusted EBITDA	$(1,989,000)	$(3,861,000)

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin, HPC and AI space with a talented leadership team coming from globally recognized brands. More information is available on https://gryphondigitalmining.com/

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company’s ability to close the Captus Energy Acquisition, the ability of assets acquired or to be acquired to produce energy at both the cost and the volume anticipated; the engagement, and the results of such engagement, with regulatory bodies, First Nations, local stakeholders and norther communities; green initiatives; plans to expand the Company’s business to include AI and HPC; the future financial performance of the Company; changes in the Company’s strategy and future operations; financial position; estimated revenues and losses; projected costs; prospects, plans and objectives of management; and future acquisition activity.

The forward-looking statements are based on management’s current expectations and assumptions about future events and financial results and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the "SEC"), including the section titled “Risk Factors” in the Annual Report on Form 10-K filed with the SEC by Gryphon on March 31, 2024, as updated by the Company’s subsequent filings.

INVESTOR CONTACT:

Name: James Carbonara

Company: Hayden IR

Phone: (646)-755-7412

Email: james@haydenir.com

Gryphon Digital Mining, Inc and Subsidiaries

Consolidated Balance Sheets

As of December 31,

	2024	2023
Assets
Current assets
Cash and cash equivalents	$735,000	$915,000
Restricted cash	-	8,000
Accounts receivable	-	486,000
Prepaid expenses	409,000	581,000
Marketable securities	115,000	403,000
Digital assets held for other parties	-	908,000
Digital asset	1,016,000	2,097,000
Total current assets	2,275,000	5,398,000

Mining equipment, net	2,994,000	12,916,000
Intangible asset	100,000	100,000
Deposits	2,263,000	420,000
Total assets	$7,632,000	$18,834,000

Liabilities and stockholders’ deficit
Current liabilities
Accounts payable and accrued liabilities	$9,045,000	$3,649,000
Obligation liability related to digital assets held for other parties	-	916,000
Note payable – current portion	213,000	-
Bitcoin denominated note payable - current portion	-	14,868,000
Current liabilities	9,258,000	19,433,000

Note payable – less current portion	5,384,000	-
Total liabilities	14,642,000	19,433,000

Stockholders’ deficit
Common stock, $0.0001 par value, 150,000,000 shares authorized; 52,991,590 and 34,415,655 shares issued and outstanding, respectively	5,000	3,000
Additional paid-in capital	60,050,000	46,598,000
Shares to be issued – register direct offering	670,000	-
Subscription receivable	-	(25,000)
Accumulated deficit	(67,735,000)	(47,175,000)
Total stockholder’s deficit	(7,010,000)	(599,000)
Total liabilities and stockholders’ deficit	$7,632,000	$18,834,000

Gryphon Digital Mining, Inc and Subsidiaries

Consolidated Statements of Operations

For the Years Ended December 31,

	2024	2023
Revenues
Mining activities	$20,539,000	$21,052,000
Management services	-	873,000
Total revenues	20,539,000	21,925,000
Operating expenses
Cost of revenues (excluding depreciation)	15,818,000	13,462,000
General and administrative expenses	11,267,000	4,760,000
Stock-based compensation expense (benefit)	1,588,000	(152,000)
Depreciation expense	11,179,000	14,958,000
Impairment of digital assets	-	275,000
Impairment of miners	-	8,335,000
Unrealized gain on digital assets	(1,566,000)	-
Realized gain on sale of digital assets	-	(535,000)
Total operating expenses	38,286,000	41,103,000
Loss from operations	(17,747,000)	(19,178,000)

Other income (expense)
Unrealized (loss) gain on marketable securities	(288,000)	168,000
Realized gain from use of digital assets	-	3,899,000
Change in fair value of notes payable	(8,058,000)	(13,297,000)
Interest expense	(915,000)	(758,000)
Loss on disposal of asset	(146,000)	(55,000)
Merger and acquisition cost	(394,000)	-
Other income	-	446,000
Gain on settlement of BTC Note	6,248,000	-
Total other income (expense)	(3,553,000)	(9,597,000)

Loss before provision for income taxes	(21,300,000)	(28,775,000)

Provision for income taxes	-	176,000
Net loss	$(21,300,000)	$(28,599,000)

Net loss per share, basic and diluted	$(0.51)	$(0.83)
Weighted average shares outstanding - basic and diluted	41,911,711	34,270,512

Gryphon Digital Mining, Inc and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31,

	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(21,300,000)	$(28,599,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities
Gain from settlement of BTC Note	(6,248,000)	-
Impairment of digital assets	-	275,000
Realized gain from sale of digital assets	-	(535,000)
Realized gain from use of digital assets	-	(3,899,000)
Unrealized gain on digital assets	(1,566,000)	-
Impairment of miners	-	8,335,000
Depreciation expense	11,179,000	14,958,000
Forfeiture of restricted common stock awards	-	(1,910,000)
Compensation cost related to restricted common stock awards	1,588,000	1,508,000
Fair value of common stock issued to consultants	1,884,000	-
Compensation for services contributed by the Company’s President	-	250,000
Unrealized loss (gain) on marketable securities	288,000	(168,000)
Loss on asset disposal	146,000	55,000
Change in fair value of BTC Note	8,058,000	13,193,000
Interest expense	914,000	758,000
Digital asset revenue	(20,539,000)	(21,052,000)
Other	-	67,000
Changes in operating assets and liabilities
Proceeds from the sale of digital assets	20,260,000	18,512,000
Accounts receivable	486,000	(456,000)
Prepaid expenses	(230,000)	(249,000)
Accounts payable and accrued liabilities	1,684,000	1,968,000
Net cash (used in) provided by operating activities	(3,396,000)	3,011,000

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of mining equipment	(1,075,000)	(1,894,000)
Proceeds from the sale of miners	170,000	-
Refundable deposit	(1,842,000)	(360,000)
Net cash used in investing activities	(2,747,000)	(2,254,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment for insurance payable	(601,000)	(109,000)
Issuance of note payable for insurance premiums	569,000	-
Payment for interest on notes payable	(40,000)	-
Cash paid for legal fees incurred for BTC Note restructuring	(230,000)	-
Proceeds from registered direct offering	670,000	-
Cash acquired in connection with the reverse recapitalization	500,000	-
Proceeds from issuance of common stock - private placement	1,395,000	-
Proceeds from issuance of common stock - ATM	4,043,000	-
Cash expenses for issuance of common stock	(343,000)	-
Net cash provided by (used in) financing activities	5,963,000	(109,000)

Net change in cash	(180,000)	648,000

Cash-beginning of period	915,000	267,000
Cash-end of period	$735,000	$915,000
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$735,000	$915,000
Restricted cash	-	8,000
Cash and cash equivalents and restricted cash	$735,000	$923,000
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$40,000	$-
Cash paid for income taxes	$-	$176,000

Non-Cash investing and financing activities:
Accrued expenses for issuance of common stock	$322,000	$845,000
ASC 2023-08 fair value adjustment	$740,000	$-
Fair value of common stock issued for settlement of BTC Note	$5,072,000	$-
Fair value of warrants issued for settlement of BTC Note	$3,048,000	$-
Promissory note issued for settlement of BTC Note	$5,000,000	$-
Digital assets used for principal and interest payment BTC Note	$3,665,000	$7,770,000